DELAWARE(SM)
INVESTMENTS
============                                              Delaware Balanced Fund





Total Return

                                                         2000 SEMI-ANNUAL REPORT



            {Total Return Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               5

Financial Statements

  Statement of Net Assets                                         6

  Statement of Operations                                         9

  Statements of Changes in
  Net Assets                                                     10

  Financial Highlights                                           11

  Notes to Financial
  Statements                                                     15

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o Our seasoned investment professionals average more than 15 years' experience.
o We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
o   We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o We believe consistent processes are the best way to seek consistent investment performance.
o Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive
o  We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                o High-yield bonds
   o Mid-cap equity                  o Investment grade bonds
   o Small-cap equity                o Municipal bonds (23 single-state funds)
   o International equity            o International fixed-income
   o Balanced
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"GOING FORWARD, THE CONTINUED STRENGTH IN THE ECONOMY, LOW UNEMPLOYMENT AND EARNINGS GROWTH ACROSS A WIDE SPECTRUM OF COMPANIES SHOULD WORK IN YOUR FUND'S FAVOR."
--------------------------------------------------------------------------------
June 12, 2000

Recap of Events - Over the past six months, the only certainty in the U.S. financial markets was record volatility. As has been the case for some time, market performance was strongly momentum-driven, with technology stocks providing the bulk of the performance (Source: Bloomberg).

Tech stock euphoria took hold in November, 1999, pushing the Nasdaq Composite Index to a string of record high closes. In December, after the Federal Reserve Board declined to raise interest rates, the Nasdaq topped 4000 for the first time on December 29th - the same day the Dow Jones Industrial Average, the Standard & Poor's 500 Index and the Russell 2000 Index all hit records. Volatility accelerated in the first quarter of 2000 as record-loss and record-gain days, along with two Fed interest rate hikes, rattled both the stock and bond markets. The Nasdaq passed 5000 on March 9, 2000 and the S&P 500 Index hit a new high on March 24. In spite of these records, for much of the time, performance was dominated by a narrow group of stocks, with the broader market, value investors and bonds all sitting on the sidelines. However, a technology sell off that started during the last week of March has led to a broadening of the market as investors began to pay attention to valuation levels (source:
Bloomberg).

In mid-April the divergence between the "old economy" stocks of the Dow Industrial Average and the "new economy" stocks of the Nasdaq composite became even more pronounced as the Nasdaq fell sharply while the broader market held steady. During the last week of our fiscal period, the Dow and the Nasdaq each surged more than 200 points, only to be ambushed by an unfavorable inflation report and keep over the additional interest rate hike by the Fed in May.

Total Return
For Period Ended April 30, 2000                              Six Months
----------------------------------------------------------------------------
Delaware Balanced Fund Class A                                 -4.89%
----------------------------------------------------------------------------
Lipper Balanced Funds Average (463 funds)                      +5.47%
Lehman Brothers Aggregate Bond Index                           +1.42%
Standard & Poor's 500 Index                                    +7.18%
----------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 5. The Lipper Balanced Fund's Average represents the average returns of balanced funds tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The Lehman Brothers Aggregate Bond Index is a measure of investment grade domestic bonds. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

{Total Return Artwork}
--------------------------------------------------------------------------------

Delaware Balanced Fund was severely challenged in a market that was momentum driven and adverse to bonds. Our total return for the six-month period ended April 30, 2000 was -4.89% (Class A shares at net asset value with distributions reinvested), due in large part to our underweighting in the technology sector and the market's neglect of value investments. Fixed-income investments have taken a back seat over the past six months as stocks captured investor attention and a larger share of their assets.

Market Outlook - We are encouraged by the broadening of the market that began in late March, 2000. We believe there will be significant opportunity for us to locate reasonably priced companies that are demonstrating accelerated growth rates. Going forward, the continued strength of the economy, low unemployment and earnings growth across a wide spectrum of companies should work in your Fund's favor.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

John B. Jares
Portfolio Manager

Paul A. Grillo
Portfolio Manager

Stephen R. Cianci
Portfolio Manager

June 12, 2000

"THE FUND CONCENTRATES ON STOCKS THAT, IN OUR OPINION, ARE REASONABLY PRICED BUT ARE ALSO SHOWING STRONG, CONSISTENT AND PREDICTABLE EARNINGS GROWTH."

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

Delaware Balanced Fund had a -4.89% total return (Class A shares at net asset value with distributions reinvested) for the six-month period ended April 30, 2000. The disappointing performance was due primarily to the market's extremely narrow focus on momentum-driven, high-priced technology stocks as well as the negative effect of rising interest rates on the Fund's fixed-income securities.

For most of the period, Delaware Balanced Fund followed a value-oriented style of investing. But, as we announced to shareholders in February of this year, we are transitioning to a more growth-oriented style of investing. The Fund will continue to concentrate on stocks that, in our opinion, are reasonably priced but are also showing strong, consistent and predictable earnings growth rates.

Portfolio Highlights

While much of the "Nasdaq mania" came from growth stocks whose valuations exceeded our investment criteria for most of this reporting period, we were able to find some value stocks in the technology sector. One example is Integrated Device Technologies, an undiscovered semi-conductor company that we purchased late in 1999. We've recently begun to reduce our holdings as the stock is reaching what we consider to be its correct price.

Near the end of our fiscal period, we began increasing our exposure to the telecommunications industry, especially companies like Sprint and Nextel in the cellular communications area. We expect to see rapid growth from this area over the next three to five years as use of this technology becomes more widespread, prices become more affordable for consumers and the range of services offered broadens. We think this will create more opportunity for increased revenue per customer.

Our selections in the healthcare sector have done well for us, and we intend to increase our holdings in this area. We believe the aging of the baby boomer population will make this a growth industry for a long time to come.

Although we avoided investing in hospitals and managed heathcare organizations, we found attractive opportunities in pharmaceutical and bio-tech companies. American Home Products, one of our current holdings, has done quite well for us. The stock had been temporarily depressed because of litigation involving the drug Phen-Fen. After intensive research to estimate the company's true earnings growth potential, we determined the market had over-discounted the stock's price and we have been rewarded for keeping it.

We also recently increased our holdings in the bio-tech field, purchasing Amgen. The company delivers therapeutics based on advanced cellular and molecular biology. Amgen is expected to introduce a new kidney dialysis product within the

"WE HAVE A POSITIVE OUTLOOK FOR THE FUTURE. AS WE CONTINUE TO GRADUALLY SHIFT THE PORTFOLIO TOWARD A MORE GROWTH-ORIENTED STRATEGY, WE ARE FINDING NUMEROUS STOCKS THAT FIT OUR NEW INVESTMENT STYLE."

{Total Return Artwork}
--------------------------------------------------------------------------------

next year or two that should be a significant improvement over products currently available. While litigation on some of its other products may temporarily push its stock price down, we expect that we will be rewarded over the next two or three years for keeping Amgen.

Financial stocks, which lagged at the start of our period in November, 1999, have recovered significantly. In this area, we've tended to concentrate on companies with high earnings such as Federal Home Loan Mortgage Corporation (Freddie Mac), MBNA, and two new holdings, Fleet Boston Financial and Bank of New York.

We also recently bought Charles Schwab & Co., the financial services firm. Schwab is one of the pioneers of the one-stop shopping concept in financial services, offering everything from a way to consolidate your mutual fund holdings to personal financial planning services and checking accounts. We believe Schwab is well positioned to increase its market share in the financial services industry over the next two to three years.

We increased our positions in retailers such as Best Buy and Circuit City that are ideally situated to become leaders in selling DVD players and HDTV to the mass markets. We expect 20%-plus earnings growth rates from these companies over the next three to four years.

Bristol-Myers Squibb, a pharmaceutical company, proved disappointing for us. The stock is down for the six-month period ended April 30, due to the delay of its new drug release. In addition, the consumer staples area, including the food industry and consumer products, also has not done well for us in this time period. Procter & Gamble was especially unfortunate; we sold our position when the company reported an earnings disappointment.

For the fixed-income portion of the Fund, which comprised about 40% of the portfolio as of April 30, 2000, we have largely been in a defensive position for much of the period. To manage the increasing volatility in the bond market, we have switched in and out of U.S. Treasury bonds, investment grade corporate bonds, mortgage-backed securities, asset-backed securities and agency issues. Our objective was to remain as nimble as possible, varying the types of securities and our portfolio duration in order to cushion shareholders as much as possible from interest rate risk and the increasing volatility in the bond market. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. As the period ended, we were making slight changes in the weighting of the various types of securities and their durations in anticipation of the further rate increase by the Fed in May.

FUND BASICS
-----------

Fund Objectives
The Fund seeks a balance of capital appreciation, income and preservation of capital.

Assets Under Management
$589.88 million

Number of Holdings
107

Fund Start Date
April 25, 1938

Your Fund Managers
John B. Jares holds a BS degree in finance and an MBA from the University of Colorado. He came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Mr. Jares is a CFA charterholder.

Paul A. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. Mr. Grillo is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992 and holds a BS and an MBA in finance from Widener University. He is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

NASDAQ Symbols
Class A  DELFX
Class B  DELBX
Class C  DEDCX
--------------------------------------------------------------------------------

Outlook

We have a positive outlook for the future. As we continue to gradually shift the equity portfolio toward a more growth-oriented strategy, we are finding numerous stocks that fit our new investment style. The sell-off in technology in April has allowed us to add many quality names at what we believe are reasonable prices. We intend to maintain a dynamic asset allocation: increasing the weighting in stocks when we believe there are outstanding opportunities available, and favoring fixed-income securities when the stock market is not favorable. As always, we will focus on individual stocks, following a disciplined bottom-up, research-driven growth stock selection process. Our goal is to locate companies with good management, cutting edge products and solid financial credentials as well as the flexibility to succeed in a rapidly changing marketplace.

DELAWARE BALANCED FUND PERFORMANCE
----------------------------------

Average Total Returns
Through April 30, 2000                     Lifetime   10 Years     Five Years   One Year
-----------------------------------------------------------------------------------------
Class A (Est. 4/25/38)
   Excluding Sales Charge                   +11.04%     +10.82%      +11.32%     -11.02%
   Including Sales Charge                   +10.94%     +10.16%      +10.02%     -16.13%
-----------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                    +9.96%                  +10.44%     -11.75%
   Including Sales Charge                    +9.85%                  +10.18%     -15.59%
-----------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                    +8.93%                              -11.76%
   Including Sales Charge                    +8.93%                              -12.53%
-----------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average total annual returns for lifetime, ten-year, five-year and one-year periods ended April 30, 2000 for the Delaware Balanced Fund Institutional Class were +11.07%, +10.97%, +11.56% and -10.85%, respectively. The Institutional Class (Est. November 9, 1992) is available without sales charges only to certain eligible institutional accounts. Performance for the Institutional Class for periods prior to this date is based on Class A's performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge.

NASDAQ Symbol Institutional Class: DEICX

Statement of Net Assets

DELAWARE BALANCED FUND

                                                        Number of    Market
April 30, 2000 (Unaudited)                               Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 58.44%
  Aerospace & Defense - 3.13%
  Honeywell International .............................  213,912   $11,979,072
  United Technologies .................................  104,800     6,517,250
                                                                   -----------
                                                                    18,496,322
                                                                   -----------
  Banking, Finance & Insurance - 3.84%
  Bank of New York ....................................   80,300     3,297,319
  Capital One Financial ...............................  100,300     4,388,125
  Citigroup ...........................................  162,500     9,658,594
  Schwab (Charles) ....................................  119,200     5,304,400
                                                                   -----------
                                                                    22,648,438
                                                                   -----------
  Chemicals - 2.06%
  Avery Dennison ......................................   98,700     6,477,188
  Pharmacia ...........................................  113,169     5,651,377
                                                                   -----------
                                                                    12,128,565
                                                                   -----------
  Computers & Technology - 13.40%
*+BEA Systems .........................................  123,000     5,934,750
 *CGS Systems International ...........................  176,900     8,159,513
  Compaq Computer .....................................  222,700     6,513,975
 *Cadence Design Systems ..............................  755,200    12,696,800
  Computer Associates International ...................   99,400     5,547,763
 *Dell Computer .......................................  119,300     5,979,913
*+Infineon Technologies - ADR .........................   27,300     1,852,988
  International Business Machines .....................   62,800     7,010,050
*+J.D. Edwards ........................................  154,900     2,826,925
 +Micron Technology ...................................  106,100    14,774,425
 *Microsoft ...........................................  111,100     7,749,225
                                                                   -----------
                                                                    79,046,327
                                                                   -----------
  Electronics & Electrical Equipment - 5.89%
 *Integrated Device Technologies ......................  235,000    11,294,688
  Intel ...............................................   92,200    11,692,113
  Symbol Technologies .................................   32,288     1,800,028
  Texas Instruments ...................................   61,100     9,951,663
                                                                   -----------
                                                                    34,738,492
                                                                   -----------
  Energy - 5.25%
 +Anadarko Petroleum ..................................  118,800     5,160,375
  Halliburton .........................................  102,500     4,529,215
 *Nabors Industries ...................................  119,500     4,712,780
  Schlumberger ........................................  153,400    11,744,685
  Tosco ...............................................   50,100     1,606,330
  Unocal ..............................................  100,100     3,234,480
                                                                   -----------
                                                                    30,987,865
                                                                   -----------
  Healthcare & Pharmaceuticals - 6.06%
  American Home Products ..............................  196,500    11,040,844
  Amgen ...............................................  202,700    11,351,200
  Bristol-Myers Squibb ................................   75,300     3,948,544
*+Genentech ...........................................   55,300     6,470,100
 *Watson Pharmaceutical ...............................   64,700     2,907,455
                                                                   -----------
                                                                    35,718,143
                                                                   -----------

                                                        Number of    Market
                                                         Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Retail - 5.60%
*+Best Buy ...........................................    92,600   $ 7,477,450
  Circuit City Stores ................................   130,800     7,692,675
  Lowe's Companies ...................................    92,200     4,563,900
 *Safeway ............................................   301,800    13,316,925
                                                                   -----------
                                                                    33,050,950
                                                                   -----------
  Telecommunications - 11.17%
  AT&T ...............................................   174,200     8,132,963
 *AT&T Wireless Group ................................    72,500     2,306,406
  ALLTEL .............................................    81,700     5,443,263
*+Nextel Communications ..............................    65,700     7,190,044
  Nortel Networks ....................................   111,000    12,570,750
  SBC Communications .................................   249,800    10,944,363
*+Sprint .............................................    92,900     5,109,500
 *Tellabs ............................................   144,500     7,920,406
*+Winstar Communications .............................   157,500     6,280,313
                                                                   -----------
                                                                    65,898,008
                                                                   -----------
  Transportation & Shipping - 2.04%
  Kansas City Southern Industries ....................   167,400    12,031,875
                                                                   -----------
                                                                    12,031,875
                                                                   -----------
  Total Common Stock (cost $317,857,519) .............             344,744,985
                                                                   ===========
  Convertible Preferred Stocks - 0.96%
  Sealed Air $2.00 4/1/08 Series A ...................   105,440     5,641,040
                                                                   -----------
  Total Convertible Preferred Stocks
   (cost $4,133,920) .................................               5,641,040
                                                                   ===========
                                                       Principal
                                                        Amount
                                                       ----------
  Asset-Backed Securities - 5.17%
  California Infrastructure PG & E 1997-1
   A4 6.16% 6/25/03 ..................................$1,220,000     1,212,704
  CHAMT 1999-1 A 6.29% 9/15/06 ....................... 2,325,000     2,327,046
  Countrywide Home Equity Loan
   6.95% 5/25/21 ..................................... 2,685,000     2,659,493
  Discover Card Master Tr 1999-2 A
   5.90% 10/15/04 .................................... 3,820,000     3,716,096
  First USA Credit Card Master
   6.28% 10/19/06 .................................... 2,325,000     2,327,209
  First USA Credit Card Master Trust
   Series 98-3 A 6.19% 2/18/04 ....................... 3,860,000     3,860,946
  Ford Credit Auto Owner Trust
   2000-A A4 7.09% 11/17/03 .......................... 3,075,000     3,049,055
  MBNA Master Credit Card Trust
   6.28% 2/15/06 ..................................... 4,250,000     4,253,400
  MBNAM 1996-K A 6.26% 3/15/06 ....................... 1,605,000     1,605,241
  Neiman Marcus Group 7.60% 6/15/03 ..................   110,000       110,105
  Peco 1999-A-A4 5.80% 3/1/07 ........................ 3,640,000     3,411,990
  Philadelphia, Pennsylvania Authority
   For Industrial Development Tax claim
   Revenue-Class A 6.48% 6/15/04 ..................... 2,110,896     1,970,389
                                                                   -----------
  Total Asset-Backed Securities
   (cost $31,036,563) ................................              30,503,674
                                                                   ===========

                                                       Principal     Market
Delaware Balanced Fund                                   Amount      Value
--------------------------------------------------------------------------------
 Collateralized Mortgage Obligations - 2.18%
 Fanniemae Whole Loan 6.50% 7/25/28 .................. $2,370,638  $ 2,311,372
 Federal Home Loan Mortgage Corporation
   Structured Pass Through Securities
   6.50% 1/25/15 .....................................  3,555,000    3,427,798
 GNR 1998-9 B 6.85% 12/20/25 .........................  4,900,000    4,619,622
 Residential Accredit Loans
   Series 98-QS9 A3 6.75% 7/25/28 ....................  2,550,000    2,504,678
                                                                   -----------
 Total Collateralized Mortgage Obligations
   (cost $13,419,895) ................................              12,863,470
                                                                   ===========
 Commercial Mortgage-Backed
   Securities - 2.47%
 Chase Commercial Mortgage Securities
   6.90% 11/19/06 ....................................  1,753,625    1,660,464
 DLJ Commerical Mortgage
   Series 99-CG1 A1B 6.46% 1/10/09 ...................  3,750,000    3,454,688
 Lehman Large Loan Series 97-LLI A1
   6.79% 6/12/04 .....................................  2,398,362    2,357,890
 Mortgage Capital Funding 96-MC2-C
   7.22% 9/20/06 .....................................  2,377,777    2,272,258
 Nomura Asset Securities
   6.68% 12/15/01 ....................................  2,339,638    2,288,824
   7.91% 4/13/36 .....................................  2,550,000    2,512,547
                                                                   -----------
 Total Commercial Mortgage-Backed
   Securities (cost $15,008,305) .....................              14,546,671
                                                                   ===========
 Corporate Bonds - 8.91%
 Automobile & Auto Parts - 0.79%
+Daimler Chrysler 6.90% 9/1/04 .......................  2,500,000    2,437,500
 Meritor Auto 6.80% 2/15/09 ..........................  2,620,000    2,250,450
                                                                   -----------
                                                                     4,687,950
                                                                   -----------
 Banking, Finance & Insurance - 2.20%
 Banco Santander-Chile 6.5% 11/1/05 ..................  1,775,000    1,693,031
+Bank of America 6.63% 6/15/04 .......................  3,050,000    2,946,266
 Fairfax Financial Holdings 7.38% 3/15/06 ............    730,000      639,077
 Pemex Finance 9.69% 8/15/09 .........................  3,000,000    3,076,800
 Summit Capital Trust 8.40% 3/15/27 ..................  1,540,000    1,472,699
 United Health Care 6.60% 12/1/03 ....................  3,300,000    3,121,309
                                                                   -----------
                                                                    12,949,182
                                                                   -----------
 Cable, Media & Publishing - 0.47%
 United News and Media
   7.75% 7/1/09 ......................................  2,820,000    2,745,928
                                                                    -----------
                                                                     2,745,928
                                                                    -----------
Chemicals - 0.53%
 DUPONT EI NEMOUR 6.75% 10/15/04 .....................  1,160,000    1,133,922
 Equistar Chemicals 8.75% 2/15/09 ....................  2,080,000    2,015,000
                                                                   -----------
                                                                     3,148,922
                                                                   -----------
 Computers & Technology - 0.35%
 Sun Microsystems 7.65% 8/15/09 ......................  2,060,000    2,036,817
                                                                   -----------
                                                                     2,036,817
                                                                   -----------

                                                       Principal      Market
                                                        Amount        Value
--------------------------------------------------------------------------------
 Corporate Bonds (continued)
 Environmental Services - 0.28%
 USA Waste Services 6.13% 7/15/01 ................... $ 1,715,000  $ 1,648,823
                                                                   -----------
                                                                     1,648,823
                                                                   -----------
 Energy - 0.55%
 Osprey Trust 144A 8.31% 1/15/03 ....................   3,250,000    3,237,007
                                                                   -----------
                                                                     3,237,007
                                                                   -----------
 Food, Beverage & Tobacco - 0.45%
 Safeway 7.00% 9/15/02 ..............................   2,720,000    2,666,014
                                                                   -----------
                                                                     2,666,014
                                                                   -----------
 Retail - 0.55%
 SAKS 8.25% 11/15/08 ................................   3,455,000    3,221,308
                                                                     -----------
                                                                     3,221,308
                                                                   -----------
 Service - 0.26%
 Service International 6.00% 12/15/05 ...............   2,600,000    1,547,000
                                                                   -----------
                                                                     1,547,000
                                                                   -----------
 Soverign Debt - 0.38%
+Republic of South Africa 9.13% 5/19/09 .............   2,320,000    2,262,320
                                                                   -----------
                                                                     2,262,320
                                                                   -----------
 Telecommunications - 1.50%
 Cox Communications 6.15% 8/1/03 ....................   2,620,000    2,488,463
 Liberty Media 8.50% 7/15/29 ........................   1,000,000      988,099
 MCI Communications 6.13% 4/15/02 ...................   1,930,000    1,879,872
+MCI Worldcom 7.55% 4/1/04 ..........................   3,495,000    3,491,150
                                                                   -----------
                                                                     8,847,584
                                                                   -----------
 Textiles, Apparel & Furniture - 0.18%
 Tommy Hilfiger 6.85% 6/1/08 ........................   1,645,000    1,044,467
                                                                   -----------
                                                                     1,044,467
                                                                   -----------
 Transportaion - 0.42%
 Stagecoach Holdings 8.63% 11/15/09 .................   2,650,000    2,491,000
                                                                   -----------
                                                                     2,491,000
                                                                   -----------
 Total Corporate Bonds (cost $55,119,707) ...........               52,534,322
                                                                   ===========
 Mortgage-Backed Securitites - 12.84%
 Federal Home Loan Mortgage Corp.
   6.00% 2/1/11 .....................................   1,204,773    1,142,652
   7.00% 4/1/29 .....................................   3,951,457    3,782,285
   8.50% 4/1/09 .....................................         279          289
 Federal National Mortgage Association
   6.00% 3/1/13 .....................................   1,983,285    1,877,304
   7.00% 2/1/30 .....................................  29,133,478   27,895,305
   7.00% 7/1/17 .....................................     857,357      828,957
   7.00% 8/1/28 .....................................   1,875,257    1,792,628
   7.50% 10/1/29 ....................................  26,991,719   26,442,087
   8.00% 3/1/30 .....................................   4,412,647    4,408,511
   8.00% 12/1/09 ....................................     143,172      144,738
   8.50% 11/1/09 ....................................     487,388      497,592

                                                       Principal      Market
Delaware Balanced Fund                                   Amount       Value
--------------------------------------------------------------------------------
 Mortgage Backed Securitites (continued)
 General National Mortgage Association
   8.00% 1/15/30 .................................... $ 4,389,562  $ 4,404,651
   8.00% 4/15/30 ....................................   2,525,000    2,532,891
                                                                   -----------
 Total Mortgage Backed Securities
   (cost of $76,996,448) ............................               75,749,890
                                                                   ===========
 U.S. Government Agencies - 6.46%
 Federal National Mortgage Assocation
   6.00% 5/15/08 ....................................   5,000,000    4,604,450
  +6.50% 8/15/04 ....................................   8,520,000    8,285,436
  +6.625% 4/15/02 ...................................   3,140,000    3,111,762
  +6.625% 9/15/09 ...................................  10,595,000   10,110,904
  +7.125% 1/15/30 ...................................   3,750,000    3,713,111
  +7.25% 1/15/10 ....................................   8,300,000    8,278,802
                                                                   -----------
 Total U.S. Government Agencies
   (cost $38,377,985) ...............................               38,104,465
                                                                   ===========
 U.S. Treasury Obligations - 2.28%
 U.S. Treasury Inflation Index Note
   3.62% 7/15/02 ....................................   3,333,330    3,327,946
 U.S. Treasury Notes/ Bonds
  +6.00% 8/15/09 ....................................   4,685,000    4,583,532
   6.37% 8/15/27 ....................................   1,500,000    1,534,162
  +6.50% 5/15/10 ....................................     905,000      923,266
+U.S. Treasury Strips 0.00% 2/15/27 .................  15,000,000    3,085,844
                                                                   -----------
 Total U.S. Treasury Obligations
   (cost $13,078,180) ...............................               13,454,750
                                                                   ===========
 Repurchase Agreements - 2.93%
 With Chase Manhattan 5.68% 5/1/00
   (dated 4/28/00, collateralized by
   $5,951,000 U.S. Treasury Notes 4.75%
   due 2/15/04, market value $5,647,025) ............   5,509,000    5,509,000
 With J.P. Morgan 5.70% 5/1/00
   (dated 4/28/00, collateralized by
   $4,091,000 U.S. Treasury Notes 5.875%
   due 10/31/01, market value $4,175,767
   and $1,790,000 U.S. Treasury Notes
   6.25% due 10/31/01,
   market value $1,826,778) .........................   5,881,000    5,881,000
 With PaineWebber 5.70% 5/1/00
   (dated 4/28/00, collateralized by
   $276,000 U.S.Treasury Notes 4.50%
   due 1/31/01, market value $281,549 and
   $3,714,000 U.S. Treasury Notes 5.50%
   due 7/31/01, market value $3,792,670,
   and $1,892,000 U.S. Treasury Notes
   7.25% due 8/15/01,
   market value $1,930,732) .........................   5,881,000    5,881,000
                                                                   -----------
 Total Repurchase Agreements
   (cost $17,271,000) ...............................               17,271,000
                                                                   ===========

--------------------------------------------------------------------------------
 Total Market Value of Securities -
   102.63 % (cost $582,299,522) ......................            $605,414,267
 Liabilities Net of Receivables and
   Other Assets - (2.63%) ............................             (15,530,776)
                                                                  ------------
 Net Assets Applicable to 32,892,276
   Shares Outstanding - 100.00% ......................            $589,883,491
                                                                  ============
 Net Asset Value - Delaware Balanced
   Fund A Class ($455,859,407 /
   25,420,135 shares) ................................                  $17.93
                                                                        ------
 Net Asset Value - Delaware Balanced
   Fund B Class ($49,746,662 /
   2,776,141 shares) .................................                  $17.92
                                                                        ------
 Net Asset Value - Delaware Balanced
   Fund C Class ($11,219,033 /
   626,738 shares) ...................................                  $17.90
                                                                        ------
 Net Asset Value - Delaware Balanced
   Fund Institutional Class
   ($73,058,389 / 4,069,262 shares) ..................                  $17.95
                                                                        ------
------------------
*Non income producing security for the six months ended April 30, 2000. +Security is fully or partially on loan.
 ADR - American Depository Receipt

 Components of Net Assets at April 30, 2000:
 Shares of beneficial interest (unlimited
   authorization - no par) ...........................            $571,355,644
 Undistributed net investment income .................               2,984,060
 Accumulated net realized loss
   on investments ....................................              (7,570,958)
 Net unrealized appreciation of investments ..........              23,114,745
                                                                  ------------
 Total net assets ....................................            $589,883,491
                                                                  ============
 Net Asset Value and Offering Price
   per share - Delaware Balanced Fund
 Net asset value A Class (A) .........................                  $17.93
 Sales charge (5.75% of offering price
   or 6.08% of the amount invested
   per share) (B) ....................................                    1.09
                                                                        ------
 Offering price ......................................                  $19.02
                                                                        ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                            See accompanying notes

Statement of Operations


Six Months Ended April 30, 2000 (Unaudited)                                          Delaware Balanced Fund
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..........................................................  $9,007,840
Dividends .........................................................   2,550,635              $11,558,475
                                                                     ----------

Expenses:
Management fees ...................................................   2,080,484
Distribution expense ..............................................   1,015,809
Dividend disbursing and transfer agent fees and expenses ..........     890,612
Reports and Statements to Shareholders ............................     157,794
Accounting and administration .....................................     132,344
Taxes (other than taxes on income) ................................      97,893
Registration fees .................................................      57,945
Professional fees .................................................      40,766
Custodian fees ....................................................      34,086
Trustees' fees ....................................................      20,555
Other .............................................................      83,140
                                                                      ---------
                                                                      4,611,428
Less expenses paid indirectly .....................................     (20,618)
                                                                      ---------
Total expenses ....................................................                           4,590,810
                                                                                            -----------

Net Investment Income .............................................                           6,967,665
                                                                                            -----------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ..................................                          (5,855,477)
Net change in unrealized appreciation/depreciation of investments .                         (36,126,734)
                                                                                           ------------

Net Realized and Unrealized Loss on Investments ...................                         (41,982,211)
                                                                                           ------------

Net Decrease in Net Assets Resulting from Operations ..............                        ($35,014,546)
                                                                                           ============



                               See accompanying notes

Statements of Changes in Net Assets


                                                                                                              Delaware Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months                  Year
                                                                                                   Ended                     Ended
                                                                                                  4/30/00                  10/31/99
                                                                                                (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................................................    $ 6,967,665            $ 17,340,770
Net realized gain (loss) on investments ....................................................     (5,855,477)             83,578,653
Net change in unrealized appreciation/depreciation of investments ..........................    (36,126,734)            (79,429,533)
                                                                                               ------------            ------------
Net increase (decrease) in net assets resulting from operations ............................    (35,014,546)             21,489,890
                                                                                               ------------            ------------

Distributions to Shareholders from:
Net investment income:
  A Class ..................................................................................     (3,150,061)            (13,300,317)
  B Class ..................................................................................       (160,625)               (771,082)
  C Class ..................................................................................        (41,802)               (311,819)
  Institutional Class ......................................................................       (631,117)             (6,247,007)

Net realized gain on investments:
  A Class ..................................................................................    (65,278,668)            (27,586,794)
  B Class ..................................................................................     (7,495,236)             (1,771,950)
  C Class ..................................................................................     (1,970,842)               (833,383)
  Institutional Class ......................................................................    (10,187,208)            (13,695,337)
                                                                                               ------------            ------------
 ...........................................................................................    (88,915,559)            (64,517,689)
                                                                                               ------------            ------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ..................................................................................     20,839,670              57,112,267
  B Class ..................................................................................      6,588,232              47,869,090
  C Class ..................................................................................      1,757,060              12,722,007
  Institutional Class ......................................................................     15,568,085              64,951,308

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class ..................................................................................     55,084,928              32,315,339
  B Class ..................................................................................      7,288,179               2,415,413
  C Class ..................................................................................      1,940,246               1,107,652
  Institutional Class ......................................................................     10,370,476              19,941,662
                                                                                               ------------            ------------
 ...........................................................................................    119,436,876             238,434,738
                                                                                               ------------            ------------
Cost of shares repurchased:
  A Class ..................................................................................    (87,708,554)            (99,907,451)
  B Class ..................................................................................    (20,234,445)            (12,727,442)
  C Class ..................................................................................    (10,779,287)             (8,757,677)
  Institutional Class ......................................................................    (21,200,152)           (302,317,134)
                                                                                               ------------            ------------
 ...........................................................................................   (139,922,438)           (423,709,704)
                                                                                               ------------            ------------
  Decrease in net assets derived from capital share transactions ...........................    (20,485,562)           (185,274,966)
                                                                                               ------------            ------------
  Net Decrease in Net Assets ...............................................................   (144,415,667)           (228,302,765)

  Net Assets:
  Beginning of period ......................................................................    734,299,158             962,601,923
                                                                                               ------------            ------------
End of period ..............................................................................   $589,883,491            $734,299,158
                                                                                               ============            ============


                                See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Balanced Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                             Year Ended
                                                              4/30/00(1)  10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
                                                             (Unaudited)
Net asset value, beginning of period ......................   $21.600     $22.970      $22.950     $21.260      $19.940     $18.000

Income (loss) from investment operations:
  Net investment income(2) ................................     0.207       0.422        0.510       0.610        0.706       0.664
  Net realized and unrealized gain (loss) on investments ..    (1.201)     (0.257)       2.620       3.680        2.349       2.156
                                                             -----------------------------------------------------------------------
  Total from investment operations ........................    (1.201)      0.165        3.130       4.290        3.055       2.820
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.123)     (0.495)      (0.510)     (0.680)      (0.655)     (0.630)
  Distributions from net realized gain on investments .....    (2.553)     (1.040)      (2.600)     (1.920)      (1.080)     (0.250)
                                                             -----------------------------------------------------------------------
  Total dividends and distributions .......................    (2.676)     (1.535)      (3.110)     (2.600)      (1.735)     (0.880)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ............................   $17.930     $21.600      $22.970     $22.950      $21.260     $19.940
                                                             =======================================================================

Total return(3) ...........................................    (4.89%)      0.44%       14.80%      22.05%       16.07%      16.26%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................  $455,859    $562,975     $610,332    $554,448     $490,150    $493,243
  Ratio of expenses to average net asset ..................     1.37%       1.12%        0.98%       0.97%        0.99%       0.97%
  Ratio of net investment income to average net assets ....     2.17%       1.85%        2.25%       2.83%        3.39%       3.55%
  Portfolio turnover ......................................      180%         87%          86%         81%          92%         94%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended 1999 and six months ended 4/30/00 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Delaware Balanced Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                               Ended                              Year Ended
                                                             4/30/00(1)   10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
                                                             (Unaudited)
Net asset value, beginning of period ......................   $21.590     $22.950      $22.880     $21.200      $19.900     $17.980

Income (loss) from investment operations:
  Net investment income(2) ................................     0.135       0.246        0.337       0.452        0.525       0.567
  Net realized and unrealized gain (loss) on investments ..    (1.197)     (0.251)       2.608       3.658        2.350       2.113
                                                              ----------------------------------------------------------------------
  Total from investment operations ........................    (1.062)     (0.005)       2.945       4.110        2.875       2.680
                                                              ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.055)     (0.315)      (0.275)     (0.510)      (0.495)     (0.510)
  Distributions from net realized gain on investments .....    (2.553)     (1.040)      (2.600)     (1.920)      (1.080)     (0.250)
                                                              ----------------------------------------------------------------------
  Total dividends and distributions .......................    (2.608)     (1.355)      (2.875)     (2.430)      (1.575)     (0.760)
                                                              ----------------------------------------------------------------------
Net asset value, end of period ............................   $17.920     $21.590      $22.950     $22.880      $21.200     $19.900
                                                              ======================================================================

Total return(3) ...........................................    (5.27%)     (0.31%)      13.90%      21.09%       15.15%      15.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $49,747     $67,090      $33,884     $16,659       $6,872      $3,383
  Ratio of expenses to average net assets .................     2.13%       1.89%        1.77%       1.78%        1.80%       1.79%
  Ratio of net investment income to average net assets ....     1.41%       1.08%        1.46%       2.00%        2.58%       2.73%
  Portfolio turnover ......................................      180%         87%          86%         81%          92%         94%

--------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended 1999 and six months ended 4/30/00 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Balanced Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Period
                                                                Six Months                                               11/29/95(2)
                                                                  Ended                     Year Ended                       to
                                                                4/30/00(1)    10/31/99       10/31/98       10/31/97      10/31/96
                                                               (Unaudited)
Net asset value, beginning of period ........................    $21.570       $22.930        $22.870       $21.180        $20.500

Income (loss) from investment operations:
  Net investment income(2) ..................................      0.127         0.246          0.335         0.460          0.583
  Net realized and unrealized gain (loss) on investments ....     (1.189)       (0.251)         2.600         3.655          1.757
                                                                 -------------------------------------------------------------------
  Total from investment operations ..........................     (1.062)       (0.005)         2.935         4.115          2.340
                                                                 -------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................     (0.055)       (0.315)        (0.275)       (0.505)        (0.580)
  Distributions from net realized gain on investments .......     (2.553)       (1.040)        (2.600)       (1.920)        (1.080)
                                                                 -------------------------------------------------------------------
  Total dividends and distributions .........................     (2.608)       (1.355)        (2.875)       (2.425)        (1.660)
                                                                 -------------------------------------------------------------------
Net asset value, end of period ..............................    $17.900       $21.570        $22.930       $22.870        $21.180
                                                                 ===================================================================
Total return(4) .............................................     (5.28%)       (0.31%)        13.85%        21.07%         12.13%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................    $11,219       $21,192        $17,730        $8,090         $1,990
  Ratio of expenses to average net assets ...................      2.13%         1.89%          1.77%         1.78%          1.80%
  Ratio of net investment income to average net assets ......      1.41%         1.08%          1.46%         2.00%          2.58%
  Portfolio turnover ........................................       180%           87%            86%           81%            92%

--------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Per share information for the year ended 1999 and six months ended 4/30/00 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.





                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Balanced Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended                             Year Ended
                                                              4/30/00(1)  10/31/99    10/31/98     10/31/97    10/31/96     10/31/95
                                                             (Unaudited)
Net asset value, beginning of period ......................   $21.630     $23.000      $23.000     $21.300      $19.980     $18.030

Income (loss) from investment operations:
  Net investment income(2) ................................     0.232       0.480        0.585       0.659        0.727       0.694
  Net realized and unrealized gain (loss) on investments ..    (1.201)     (0.265)       2.595       3.681        2.363       2.166
                                                             -----------------------------------------------------------------------
  Total from investment operations ........................    (0.969)      0.215        3.180       4.340        3.090       2.860
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................    (0.158)     (0.545)      (0.580)     (0.720)      (0.690)     (0.660)
  Distributions from net realized gain on investments .....    (2.553)     (1.040)      (2.600)     (1.920)      (1.080)     (0.250)
                                                             -----------------------------------------------------------------------
  Total dividends and distributions .......................    (2.711)     (1.585)      (3.180)     (2.640)      (1.770)     (0.910)
                                                             -----------------------------------------------------------------------

Net asset value, end of period ............................   $17.950     $21.630      $23.000     $23.000      $21.300     $19.980
                                                             -----------------------------------------------------------------------
Total return ..............................................    (4.80%)      0.70%       15.03%      22.29%       16.25%      16.50%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................   $73,058     $83,042     $300,656    $153,176     $125,751    $108,747
  Ratio of expenses to average net assets .................     1.13%       0.89%        0.77%       0.78%        0.80%       0.79%
  Ratio of net investment income to average net assets ....     2.41%       2.08%        2.46%       3.00%        3.58%       3.73%
  Portfolio turnover ......................................      180%         87%          86%         81%          92%         94%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Per share information for the year ended 1999 and six months ended 4/30/00 was based on the average shares outstanding method.


                             See accompanying notes

Notes to Financial Statements

April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds I (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and notes pertain to the Delaware Balanced Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Balanced Fund A Class carries a front-end sales charge of 5.75%. The Delaware Balanced Fund B Class carries a back-end sales charge. The Delaware Balanced Fund C Class carries a level load deferred sales charge and Delaware Balanced Fund Institutional Class has no sales charge.

The Fund's objective is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income quarterly and from capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $7,532 for the six months ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $13,086 for the six months ended April 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion. For the six months ended April 30, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $24,637.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $38,635.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the six months ended April 30, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $12,391.

For the six months ended April 30, 2000, DDLP earned $21,018 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the six months ended April 30, 2000, the Fund made purchases of $500,801,965 and sales of $560,840,846 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $582,299,522. At April 30, 2000, net unrealized appreciation for federal income tax purposes aggregated $23,114,745 of which $49,187,958 related to unrealized appreciation of securities and $26,073,213 related to unrealized depreciation of securities.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:
                                                        Six Months     Year
                                                          Ended        Ended
                                                         4/30/00      10/31/99
Shares sold:
  A Class .......................................       1,071,700     2,483,043
  B Class .......................................         343,889     2,091,897
  C Class .......................................          93,181       552,593
  Institutional Class ...........................         816,180     2,817,975

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .......................................       2,996,028     1,410,937
  B Class .......................................         396,322       105,717
  C Class .......................................         105,623        48,444
  Institutional Class ...........................         563,692       868,541
                                                       ----------    -----------
                                                        6,386,615    10,379,147
                                                       ----------    -----------

Shares repurchased:
  A Class .......................................      (4,712,924)   (4,404,727)
  B Class .......................................      (1,071,821)     (566,237)
  C Class .......................................        (554,541)     (391,653)
  Institutional Class ...........................      (1,149,145)  (12,920,482)
                                                       ----------    -----------
                                                       (7,488,431)  (18,283,009)
                                                       ----------    ----------
Net decrease ....................................      (1,101,816)   (7,903,952)
                                                       ==========    ==========

--------------------------------------------------------------------------------
5. Swap Agreements
During the period ended April 30, 2000, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses on maturity or termination of swap agreements are presented in the Statement of Operations.

At April 30, 2000, the Fund had the following total return swap agreements outstanding:

Notional       Expiration                                         Net Unrealized
Amount           Date         Description                          Depreciation
--------------------------------------------------------------------------------
7,000,000     10/1/2000       Agreement with Goldman Sachs,         ($103,604)
                              dated 4/15/00, (1) to receive
                              (pay) the notional amount
                              multiplied by the return on the
                              Lehman Brothers Corporate Bond
                              Index and (2) to pay the notional
                              amount multiplied by an
                              interpolated rate between the
                              1 week and 1 month LIBOR rate
                              reduced by 30 basis points until
                              4/30/00 and to pay the notional
                              amount multiplied by the 5 month
                              LIBOR rate reduced by 30 basis
                              points from 5/1/00 until expiration.
                              All payments are made at expiration
                              of the agreement.

Risks may arise from these agreements due to the potential inability of the counterparties to meet the terms of the agreements. Risks may also arise from potential losses due to adverse market movements.

--------------------------------------------------------------------------------
6. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. No amount was outstanding at April 30, 2000, or at any time during the fiscal year.

7. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral received at April 30, 2000 were $78,158,437 and $80,945,857, respectively. Net income from securities lending was $16,494 and is included in interest income on the Statement of Operations.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Balanced Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                         Charles E. Peck                       Investment Manager
                                                          Retired                               Delaware Management Company
Wayne A. Stork                                            Fredericksburg, VA                    Philadelphia, PA
Chairman
Delaware Investments Family of Funds                      Janet L. Yeomans                      International Affiliate
Philadelphia, PA                                          Vice President and Treasurer          Delaware International Advisers Ltd.
                                                          3M Corporation                        London, England
                                                          St. Paul, MN

Walter P. Babich                                                                                National Distributor
Board Chairman                                                                                  Delaware Distributors, L.P.
Citadel Constructors, Inc.                                                                      Philadelphia, PA
King of Prussia, PA
                                                              AFFILIATED OFFICERS

David K. Downes                                           Charles E. Haldeman, Jr.              Shareholder Servicing, Dividend
President and Chief Executive Officer                     President and Chief Executive Officer Disbursing and Transfer Agent
Delaware Investments Family of Funds                      Delaware Management Holdings, Inc.    Delaware Service Company, Inc.
Philadelphia, PA                                          Philadelphia, PA                      Philadelphia, PA


John H. Durham                                            Richard J. Flannery                   1818 Market Street
Private Investor                                          Executive Vice President              Philadelphia, PA 19103-3682
Horsham, PA                                               and General Counsel
                                                          Delaware Investments Family of Funds
Anthony D. Knerr                                          Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                              Bruce D. Barton
                                                          President and Chief Executive Officer
Ann R. Leven                                              Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art                 Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3214)                                                        Printed in the USA
SA-002 [4/00] PPL 6/00                                                   (J5941)